UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Aytu BioPharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

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Your Vote Counts! AYTU BIOPHARMA, INC. 373 INVERNESS PKWY, SUITE 206 ENGLEWOOD, CO 80112 AYTU BIOPHARMA, INC. 2023 Annual Meeting Vote by May 17, 2023 11:59 PM ET You invested in AYTU BIOPHARMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023. Vote in Person at the Meeting* May 18, 2023 10:00 AM MDT 1400 Wewatta Street, Suite 400 Denver, CO 80202-5549 Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V10035-P89922 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Shareholder Meeting Registration: To attend the Annual Meeting, go to the “Attend a Meeting” link at www.proxyvote.com. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V10036-P89922 1. The election as director of the nominees listed below. Nominees: 1c. Carl C. Dockery 1a. Joshua R. Disbrow 1d. Vivian H. Liu 1b. John A. Donofrio Jr. 2. The approval of a new equity incentive plan for certain officers, directors, employees and other key personnel, the “2023 Equity Incentive Plan”. 4. The advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For 3. The ratification of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023.